©2008 Discover Financial Services Investor Presentation Citi Financial Services Conference January 29, 2008 Exhibit 99.1

©2008 Discover Financial Services
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.  The presentation has been prepared solely for informational purposes, is neither an offer to sell nor the solicitation of an offer to buy any security or instrument.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Registration Statement on
Form 10, as amended, the Company’s Form 10-Q for the 3
rd
Quarter 2007 and the Company’s 4
th
Quarter
Earnings Release furnished on Form 8-K dated December 20, 2007, each of which is on file with the SEC.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding
Forward-Looking Statements," "Risk Factors," "Business - Competition," "Business – Regulatory Matters" and
"Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the
Company’s Information Statement that is included as part of its Registration Statement on Form 10, as amended, and the Company’s Form 10-Q for the 3
rd
Quarter 2007, each of which is on file with the SEC.
The historical financial information prior to the Company’s spin-off from Morgan Stanley included in the presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during such periods presented.

3 ©2008 Discover Financial Services David W. Nelms CHIEF EXECUTIVE OFFICER Today’s Agenda • Business Overview and Results • Segment Review • Capital Management • Conclusion

©2008 Discover Financial Services
• U.K. cards issued by
Goldfish Bank
– $4.4Bn receivables
– Operating on MasterCard
and Visa networks
• PULSE and Discover
Network third-party
payments business
– 4,500+ financial
institutions
– 3.8Bn transactions
– $91.7Bn network volume
• Discover cards issued on
Discover Network
– 6
th
largest issuer
– $48.2Bn receivables
– 3
rd
largest U.S. merchant
network
International Card
Third Party
Payments U.S. Card
Business Segments and Objectives
• Grow third-party credit
and debit volume 18%+
• Eliminate U.K. Loss • 2.9% pretax ROMR
• Maintain credit quality
• Grow loans 4% – 8%
Objectives
• Complete rollout of acceptance strategy
Note(s): All data as of November 30, 2007; full year results where applicable and receivables data on a managed basis

©2008 Discover Financial Services
Performance Against Objectives
Objectives
U.S. Card
• 2.9% pretax ROMR
• Maintain credit quality
• Grow loans 4 - 8%
Third-Party Payments
• Grow credit and debit volume 18%+
International Card
• Eliminate loss
4Q Results
(1)
28% volume growth
Turnaround actions being
implemented
2.8% pretax ROMR
3.84% charge-off rate
3.59% 30+ day delinquency
5% growth
Note(s):
(1)
Managed basis

©2008 Discover Financial Services
Prime Account Generation, Seasoned Customer Base
80%
72%
66%
57%
53%
43%
Discover Citi AMEX BofA Chase Capital
One
Note(s):
(1)
Latest Master Trust balances as of 1/23/08; based on receivables
(2)
Weighted average tenure of the receivables that are assets of the Chase Issuance Trust
> 5 Years
Average FICO Score on
New Accounts Portfolio Tenure
(1)
734
738
737
734
0
100
200
300
400
500
600
700
800
2004 2005 2006 2007
(2)

©2008 Discover Financial Services
Lower Exposure in Difficult Housing Markets
• Prime credit origination
• Targeted geographic &
marketing criteria
• Enhanced collections & credit
management / in-house capabilities
• Focused on retention and growth
from base
Risk Mitigation Strategies
9%
12%
12%
15%
13%
17%
6%
6%
6%
8%
9%
15%
18% 18%
21%
22%
25%
6%
Discover Capital
One
Chase Citibank Bank of
America
American
Express
California Florida
Source: Latest Master Trust data as of 1/23/08
Note(s):
(1)
As represented by Chase’s CHAIT Master Trust
(1)
Distribution of Receivables

©2008 Discover Financial Services
0%
1%
2%
3%
4%
5%
6%
7%
2004 2005 2006 1Q07 2Q07 3Q07 4Q07
Discover Chase Capital One
AMEX BofA
Strong Relative Credit Performance
Note(s):
(1)
Discover fiscal year, all others calendar year
(2)
U.S. Card
(3)
Card Services
(4)
U.S. Consumer and Business Card
(5)
4Q07 based on earnings pre-release announced 1/10/08
Source:  SEC Filings
0%
1%
2%
3%
4%
5%
6%
7%
2004 2005 2006 1Q07 2Q07 3Q07 4Q07
Discover Citigroup Chase
Capital One AMEX BofA
(2) (2) (2)
(2,5) (2) (4)
Managed 30+ Day Delinquency Rate
(1)
(2) (3) (2)
(4) (2,5)
Managed Charge-off Rate
(1)

©2008 Discover Financial Services
• Rising unemployment
• Regional weakness in housing
• Slower retail sales growth
U.S. Credit Outlook
Fiscal 2008 Outlook
• Higher fee income
• Lower funding costs
• Lower expense ratio
Offsets
• Estimated full year Discover Card
charge-off rate of 4.75% – 5.00%
(1)
Note(s):
(1)
Managed basis

©2008 Discover Financial Services
U.S. Card Profitability Through Prior Cycle
Note(s): Managed basis
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
2000 2001 2002 2003 2004 2005 2006 2007
Net Interest Margin Pretax Return on Loan Receivables Net Charge-off Rate
Prior cycle peak loss rate

6/1/07
6/22/07
7/17/07
8/7/07
8/28/07
9/18/07
10/9/07
10/30/07
11/20/07
12/11/07
1/3/08
1/24/08

©2008 Discover Financial Services
Charge-off and Funding Cost Drivers
Note(s): U.S. Card – Managed basis
30+ Day Delinquency Rate
1-Month LIBOR
0%
1%
2%
3%
4%
5%
6%
7%
0%
1%
2%
3%
4%
5%
6%
7%
8%
2000 2001 2002 2003 2004 2005 2006 2007

©2008 Discover Financial Services
5.4%
5.1%
2006 2007
Operating Cost Ratio
(1)
Expense Control
• Progress in 2007 despite
charges for:
–
Spin-Off
–
Visa/MC litigation
• Committed to reducing
operating cost ratio in 2008
–
Separation savings
–
Efficiency initiatives
Note(s):
(1)
Non-interest expense as % of Total Average Loans; U.S. Card – Managed basis

©2008 Discover Financial Services
U.S. Receivables Growth
-5%
0%
5%
10%
15%
20%
25%
2004 2005 2006 1Q07 2Q07 3Q07 4Q07
Discover Chase
(2)
Capital One
AMEX BofA
(3)
Citi
Note(s):
(1)
U.S. Card unless otherwise noted
(2)
Card Services
(3)
U.S. Consumer and Business Card
Managed Receivables (YOY)
(1)
Source: SEC Filings

©2008 Discover Financial Services
Differentiators For Profitable Growth
607 617
651
652
728
735
AMEX      Discover Citi Chase Capital
One
BofA
41%
15%
16%
22%
18%
16%
18%
18%
16%
15%
17%
20%
25%
27%
26%
24%
43%
47%
41%
35%
4Q06 1Q07 2Q07 3Q07 4Q07
Discover Chase HSBC Other
Cash Reward Mail Share
Unaided Issuer Brand Awareness
Customer Satisfaction
• Brand and service advantage
vs. Visa/MasterCard issuers
• Leading position in cash
rewards marketing
Source: 2007 J.D. Power Card Satisfaction Index
Source: GfK Arbor, January 2007
Source: Comperemedia
15%
23%
25%
28%
62%
63%
AMEX Discover Capital One Citi Chase BofA

globalpayments
FIRST DATA
NOVA
Fifth Third Bank
Bank of America.
JPMorganChase

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
~100%
        Large
Merchants
      Small
Merchants
Merchant Acceptance
% of Visa/MasterCard Merchants
New Acceptance Strategy
Note(s):
(1)
“A National Retail Census of Product Distribution: Credit Cards” GfK NOP, Spring 2006; based on random sampling of approximately 1% of U.S. retail and service establishments
(1)
~77%
3
rd
party
acquirer
opportunity
Sample Third-Party
Acquirers Signed
Third-Party Acquirer Timeline
2005 2009
Internal
Systems/Operations
Sign 3
rd
Party
Acquirers
2006 2007 2008
Implementation

©2008 Discover Financial Services
Optimal Acceptance Model
Leverage acquirer scale
and coverage
Economics similar to Visa
and MasterCard
Network
Interchange
Acquirer assessments
~30% of volume
~85% of outlets
Indirect through acquirers
Outsourced Merchants Retained Merchants
Joint marketing opportunities
Direct relationships and scale
provide efficiencies
Advantages
Network and acquiring Expenses
Merchant discount
Merchant fees
Revenue
~70% of volume
~15% of outlets
Mix (target)
Direct Relationship
New Model Payoff: Higher Discover Card spend and balances
Greater appeal for third party issuers

©2008 Discover Financial Services
1Q07 2Q07 3Q07 4Q07
Network Progress
Discover Network PULSE
Third-Party Network Volume (Bn)
$24.5
$23.9
$21.2
$22.1
YOY
+28%
Discover
Network
(Proprietary)
$93.8Bn
Discover
Network
(Third Party)
$5.5Bn
PULSE
$86.2Bn
2007 Total Network Volume

Comerica

Bank of America.

BancorpSouth

UMB

WOODFOREST NATIONAL BANK

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
PULSE
Primary Sources of Revenue
• Switch fees for ATM, PIN POS and
signature debit transactions
• Participation fees, connectivity fees,
and other product fees
Sample Issuers
Key Facts
• Third largest PIN debit network
(1)
• Over 4,500 issuers
• Past 4 quarters: 2.3 billion transactions
• 25% volume growth 4Q07 vs. 4Q06
Value Proposition
• A leader in U.S PIN POS acceptance
• Highly competitive interchange
• Leading issuer services
• Broad product line
Note(s):
(1)
ATM & Debit News, EFT Data Book 2008 Edition

HSBC

MetaBank

FIRST BANK

Heartland Bank

FDIC Insured

AllianceData.

nFinanSe

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
Discover Network
Primary Sources of Revenue
• Merchant discount/acquirer
interchange
• Issuer assessments and fees
Sample Issuers
Key Facts
• One of only four U.S. signature networks
• 20+ issuers
• 2007 volume
– $93.8 billion Discover Card
– $5.5 billion third-party issuers
Value Proposition
• Strong brand choice
• Competitive interchange and
assessments
• Robust product suite and acceptance
• Unique marketing programs/features
• Flexibility and ease of implementation

UnionPay
银联

JCB
JCB CARDS

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services
International Acceptance Partnerships
• Long-term reciprocal
acceptance agreement signed
in May 2005
• #1 network in China
• 70% better acceptance than
Visa/MasterCard in China
• Long-term reciprocal
acceptance agreement signed
in August 2006
• Leading global payment brand
based in Japan
• Similar acceptance to
Visa/MasterCard in Japan

©2008 Discover Financial Services
2008 U.K. Outlook
Expect significantly lower loss in 2008
• Removal of one-time charges
• Fee and interest income opportunities
• Expense and rewards savings opportunities
• Business mix shift / shrinking portfolio

©2008 Discover Financial Services
International Card Turnaround
Credit Improvement
Actions
• Tightened acquisition
underwriting, lines
based on new
scorecards (complete)
• Enhanced line
management,
authorizations, cash
strategies (ongoing)
• New collections
platform (complete)
• In-sourcing of Goldfish
collections (complete)
Revenue Improvement
Actions
• Risk based re-pricing of
cash and retail balances
(ongoing)
• Introduction of annual
fees for rewards-based
products (ongoing)
• Focus on fee product
cross sales (ongoing)
• Shifting mix to profitable
revolvers (ongoing)
Expense Improvement
Actions
• Consolidation of
operation centers
(complete)
• Technology and
platform migrations
(complete)
• Leveraging of Discover
vendors and
capabilities (ongoing)
• Focus on IVR and
internet channels
(ongoing)

Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06
Mar-07
Jul-07
Nov-07

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services
Funding and Liquidity
2%
7%
48%
43%
Deposits Other Borrowings
External Secured Financing ABS (Term and Private)
Total Managed Funding at 11/30/07
Discover Securitizations
Excess Spread
(2)
• $8.8Bn cash
• $2.75Bn capacity to
issue AAA ABS
(1)
• $1.9Bn committed conduit capacity
• $2.5Bn multi-year unsecured committed
credit facility
0%
2%
4%
6%
8%
10%
12%
Note(s):
(1)
$900MM AAA ABS issuance closed on 1/16/2008
(2)
U.S. Card; Interchange Subgroup
Contingent Liquidity
Sources at 11/30/07
$58.3Bn

©2008 Discover Financial Services
Capital Management
• Business growth requirements
• Quarterly dividend of $0.06
• Potential for highly targeted
acquisitions
• Share repurchase
($1Bn authorized)
Capital Uses 2007 Tangible Equity Ratio
Note(s):
(1)
Based upon tangible equity over net managed receivables
(2)
Assumes dividend maintained
(1)
(2)
10.1%
9.6%
9.4%
6/30 8/31 11/30

©2008 Discover Financial Services
Conclusion – Opportunity to Create Value
• U.S. Card – Strong profits and well-positioned for continued controlled growth
• Payments – Unique assets, rapidly growing
• International Card – Significant upside from turnaround
• Strong capital generation